Exhibit 10.3

Waiver of Closing Conditions to the Business Combination Agreement

April 29, 2024

Reference is made to that certain Business Combination Agreement, dated as of May 31, 2023 (as amended by that First Amendment to Business Combination Agreement dated as of September 26, 2023 and that Second Amendment to Business Combination Agreement dated as of January 29, 2024 and as it may be further amended from time to time, the “Business Combination Agreement”), by and among Pegasus Digital Mobility Acquisition Corp., a Cayman Islands exempted company (“Pegasus”), Gebr. Schmid GmbH, a German limited liability company (the “Company”), Pegasus TopCo B.V., a Dutch private liability company (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) and renamed SCHMID Group N.V. prior to closing of the Business Combination) (“TopCo”), and Pegasus MergerSub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of TopCo (“Merger Sub”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

Clause 10.1 (e) of the Business Combination Agreement provides that the consummation of the Business Combination is subject to the satisfaction or waiver by Pegasus and the Company of the condition that (i) the aggregate amount of cash held in the Trust Account and received from investors in connection with investments in TopCo shares shall be no less than an amount equal to $ 35,000,000, and (ii) that an aggregate amount of cash equal to at least $ 10,000,000 is raised through investments in TopCo shares and/or debt instruments with standard market terms and a maturity of at least three years (the "Minimum Cash Condition").

The Company and Pegasus hereby irrevocably waive the Minimum Cash Condition.

Further, the parties hereby announce and agree that all the conditions to closing under the Business Combination Agreement have been satisfied or waived.

Except as expressly provided for in this Waiver, the Business Combination Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect.

(Signature Pages Follows)

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.

By:

Name:

Title:

GEBR. SCHMID GMBH

By:

Name:

Title:

By:

Name:

Title:

PEGASUS MERGERSUB CORP.

By:

Name:

Title:

PEGASUS TOPCO B.V.

By:

Name:

Title:

[Signature Page to Merger Agreement Waiver]